SECOND  AMENDMENT  dated as of May 10,  2001
                           (this "Amendment"), among KANSAS CITY SOUTHERN INDUSTRIES, INC. ("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY (the "Borrower"), the LENDERS party hereto and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Agent"), collateral agent, issuing bank and swingline lender.

         A. Reference is made to the Credit Agreement dated as of January 11, 2000, as amended by the First Amendment dated as of June 30, 2000 (as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the Lenders party thereto and The Chase Manhattan Bank, as administrative agent, collateral agent, issuing bank and swingline lender. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         B. Holdings and the Borrower have requested that the Lenders amend certain provisions of the Credit Agreement. The Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendment to Article 1 of the Credit Agreement. Article I of the Credit Agreement is hereby amended by (a) amending the table in the definition of "Applicable Rate" to read as follows:

                                  Tranche A and
                                    Revolving                    Tranche A
                                     Facility                      and              Tranche B
                                    Eurodollar                evolving Facility     Eurodollar         Tranche B
       Leverage Ratio                 Spread                     ABR Spread          Spread            ABR Spread
       --------------     -----------------------------     ------------------       ------            ----------
         Category 1                    2.75%                     1.75%                3.00%               2.00%
         ----------
          >5.0:1.0

         Category 2                    2.50%                     1.50%                2.75%               1.75%
         ----------
   >4.5:1.0 and < 5.0:1.0

         Category 3                    2.25%                     1.25%                2.75%               1.75%
         ----------
   >4.0:1.0 and < 4.5:1.0

         Category 4                    2.00%                     1.00%                2.75%               1.75%
         ----------
     >3.5 and < 4.0:1.0

         Category 5                    1.75%                      .75%                2.75%               1.75%
         < 3.5:1.0

         (b) amending the definition of "Indebtedness" to read in its entirety as follows (new provisions in italics):

                  " 'Indebtedness' of any Person means, without duplication, (a)
              all obligations of such Person for borrowed money, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, including the Unit Debentures, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person,
              (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (e) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed,
              (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor. For purposes of calculating the financial covenants set forth in Section 6.14 (but not for purposes of determining the Applicable Rate or for any other purpose), for the period from the closing of the Mandatory Convertible Units Offering to the third anniversary thereof, there shall be excluded from the definition of "Indebtedness" an amount equal to (i) 75% of the aggregate outstanding principal amount of the Unit Debentures multiplied by (ii) the percentage, expressed as a decimal, of the aggregate consideration originally payable for Equity Interests in Holdings under the Units Purchase Contract that has not yet been paid by the purchasers."

         (c) amending clause (d) of the definition of "Prepayment Event" to read in its entirety as follows:

              "(d) the incurrence by Holdings, the Borrower or any other Subsidiary of any Permitted Unsecured Debt, any Permitted Subordinated Debt or any Indebtedness evidenced by the Unit Debentures."

         (d) amending the definition of "Consolidated Interest Expense" to read in its entirety as follows (new provisions in italics):

              " 'Consolidated Interest Expense' means, for any period, the interest expense (including imputed interest expense in respect of Capital Lease Obligations) of Holdings and the Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; provided that for purposes of calculating the "Consolidated Interest Expense" with respect to Unit Debentures in the financial covenant set forth in Section 6.13, the "Consolidated Interest Expense", for any period, shall include only the cash interest expense paid on Unit Debentures by Holdings and the Subsidiaries for such period."

         (e) adding the following new definitions in the proper alphabetical order:
              "Mandatory Convertible Units Offering" means the offering of (a) Unit Debentures and (b) the Units Purchase Contract."

              "Unit Debentures" means the unsecured senior debentures to be either (a) issued by Holdings and guaranteed by the Borrower or
              (b) issued by the Borrower; it being understood that (i) in no event shall the terms of such unsecured debentures require any payments in respect of principal or redemptions prior to the Tranche B Maturity Date, and (ii) a Subsidiary (other than the Borrower) shall not Guarantee such unsecured debentures unless (x) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (y) such Guarantee of such Indebtedness is unsecured and (z) such Guarantee of such debentures provides for the release and termination thereof, without action by any party, upon any release and termination of the Guarantee by such Subsidiary of the Obligations (other than by reason of repayment and satisfaction of all of the Obligations)."

              "Units Purchase Contract" means the purchase contract between the purchasers of Unit Debentures and Holdings, pursuant to which such purchasers agree to buy, and Holdings agrees to sell, Equity Interests in Holdings three years from the date of the closing of the Mandatory Convertible Units Offering."

         SECTION 2. Amendment to Section 2.11. Section 2.11(c) of the Credit Agreement is hereby amended to read in its entirety as follows (new provision in italics):

         "(c) In the event and on each occasion that any Net Proceeds are received by or on behalf of Holdings, the Borrower or any Subsidiary (other than Stilwell and its subsidiaries) in respect of any Prepayment Event, the Borrower shall within three Business Days after such Net Proceeds are received, prepay Term Borrowings in an aggregate amount equal to such Net Proceeds (or, in the case of a Prepayment Event relating to a Subsidiary that is not a wholly owned Subsidiary, the portion of such Net Proceeds corresponding to the direct or indirect equity interest of Holdings in such Subsidiary); provided that, in the case of any event described in clause (a) of the definition of the term Prepayment Event, (i) the Company shall prepay Term Borrowings as set forth above within 30 days after the date on which such Net Proceeds are received or (ii) if, within such 30 days, the Borrower shall deliver to the Administrative Agent a certificate of a Financial
         Officer of the Borrower to the effect that the Borrower and the Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 180 days after receipt of such Net Proceeds, to acquire real property, equipment or other tangible assets to be used in the business of the

         Borrower and the Subsidiaries, and certifying that no Event of Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds in respect of such event (or the portion of such Net Proceeds specified in such certificate, as applicable) except to the extent of any such Net Proceeds that have not been so applied by the end of such 180-day period, at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied."

         SECTION 3. Amendment to Section  6.01(a)(iv)  of the Credit  Agreement.
Section 6.01(a)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          "(iv) the Permitted Unsecured Debt, the Permitted Subordinated Debt, the note issued pursuant to the Grupo TFM Phase II Investment and the Unit Debentures;"

         SECTION 4. Amendment to Section 6.13 of the Credit Agreement. The table appearing in Section 6.13 of the Credit Agreement is hereby deleted and replaced with the following table:

                Period                                                          Ratio
                ------                                                          -----

January 1, 2001 to March 31, 2001                                             1.60:1.00
April 1, 2001 to June 30, 2001                                                1.60:1.00
July 1, 2001 to September 30, 2001                                            1.65:1.00
October 1, 2001 to December 31, 2001                                          1.70:1.00
January 1, 2002 to March 31, 2002                                             1.75:1.00
April 1, 2002 to December 31, 2002                                            2.00:1.00
January 1, 2003 to December 31, 2003                                          2.25:1.00
January 1, 2004 and thereafter                                                2.50:1.00

         SECTION 5. Amendment to Section 6.14 of the Credit Agreement. The table appearing in Section 6.14 of the Credit Agreement is hereby deleted and replaced with the following table:

             Period                                                             Ratio
             ------                                                             -----

January 1, 2001 to March 31, 2001                                             6.25:1.00
April 1, 2001 to June 30, 2001                                                6.85:1.00
July 1, 2001 to September 30, 2001                                            6.85:1.00
October 1, 2001 to December 31, 2001                                          6.50:1.00
January 1, 2002 to March 31, 2002                                             6.25:1.00
April 1, 2002 to December 31, 2002                                            4.75:1.00
January 1, 2003 to December 31, 2003                                          4.25:1.00
January 1, 2004 and December 31, 2004                                         3.75:1.00
January 1, 2005 and thereafter                                                3.50:1.00



         SECTION 6. Amendment to Section 6.15 of the Credit Agreement. The table appearing in Section 6.15 of the Credit Agreement is hereby deleted and replaced with the following table:

             Period                                                            Amount
             ------                                                            ------

January 1, 2001 to December 31, 2001                                      $  75,000,000
January 1, 2002 to December 31, 2002                                         95,000,000
January 1, 2003 to December 31, 2003                                        100,000,000
January 1, 2004  to December 31, 2004                                       105,000,000
January 1, 2005 to December 31, 2005                                        110,000,000
January 1, 2006 and thereafter                                              115,000,000

     SECTION 7. Representations, Warranties and Agreements. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

              (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

              (b) Each of Holdings and the Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

              (c) The execution, delivery and performance by each of Holdings and the Borrower of this Amendment and the performance by each of Holdings and the Borrower of the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings or the Borrower or any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which Holdings or the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings or the Borrower.

              (d) This Amendment has been duly executed and delivered by Holdings and the Borrower. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity.

              (e) As of the Amendment Effective Date (as defined below), no Event of Default or Default has occurred and is continuing.

         SECTION 8. Conditions to Effectiveness. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the "Amendment Effective Date"):

              (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of Holdings, the Borrower, the Agent and the Required Lenders.

              (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

              (c)  The  Agent  shall  have   received   such  other   documents,
     instruments and certificates as it or its counsel shall reasonably request.

         SECTION 9. Amendment Fee. In consideration of the consent provided by the consenting Lenders, the Borrower agrees to pay, upon the effectiveness of the Amendment, to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on May [10], 2001, an amendment fee equal to 0.20% of the sum of the outstanding Term Loans, Revolving Exposure and unused Revolving Commitment of such Lender.

         SECTION 10. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Loan Agreement as modified hereby.

          SECTION 11. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


         SECTION 12. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 13. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.

KANSAS CITY SOUTHERN INDUSTRIES, INC.


by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer


THE KANSAS CITY SOUTHERN RAILWAY COMPANY,


by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

THE CHASE MANHATTAN BANK,
individually and as Administrative Agent,
Issuing Bank and Swingline Lender,

by   /s/ Julie S. Long
     ------------------------------------
     Name:Julie S. Long
     Title: Vice President

Acknowledged:


CAYMEX TRANSPORTATION, INC.,

by

    by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer



GATEWAY EASTERN RAILWAY COMPANY,

by /s/ Thomas G. King
   ----------------------------------
   Name: Thomas G. King
   Title:Vice President and Treasurer



GATEWAY WESTERN RAILWAY COMPANY,

by /s/ Thomas G. King
   ----------------------------------
   Name: Thomas G. King
   Title:Vice President and Treasurer



THE KANSAS CITY NORTHERN RAILWAY,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer



KCS TRANSPORTATION COMPANY,

by /s/ Thomas G. King
   ----------------------------------
   Name: Thomas G. King
   Title:Vice President and Treasurer



MID-SOUTH MICROWAVE, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

PABTEX GP, LLC

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

PABTEX, LP

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer


RICE-CARDEN CORPORATION,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer


SCC HOLDINGS, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer


SIS BULK HOLDING, INC.

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer


SOUTHERN DEVELOPMENT COMPANY,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

SOUTHERN INDUSTRIAL SERVICES, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

TRANS-SERVE, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer


VEALS, INC.,

by /s/ Robert H. Berry
   ----------------------------------
   Name: Robert H. Berry
   Title:Senior Vice President and Chief Financial Officer

AERIES FINANCE-II LTD.
By: INVESCO Senior Secured Managment,
Inc.as Sub-Managing Agent
by
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory


AVALON CAPITAL LTD.
by: INVESCO Senior Secured Managment, Inc.
as Sub-Managing Agent
By
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory


AVALON CAPTIAL LTD. 2
by: INVESCO Senior Secured Managment, Inc.
as Sub-Managing Agent
By
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory

CERES II FINANCE LTD.
by: INVESCO Senior Secured Managment, Inc.
as Sub-Managing Agent
By
   /s/ Gregory Stoeckle
   ----------------------------------
   Name:  Gregory Stoeckle
   Title: Authorized Signatory

AIMCO CDO, SERIES 2000-A CORP.
by
   /s/ Jerry D. Zinkula
   ----------------------------------
   Name:  Jerry D. Zinkula
   Title: Authorized Signatory

ALLSTATE LIFE INSURANCE COMPANY
by
   /s/ Jerry D. Zinkula
   ----------------------------------
   Name:  Jerry D. Zinkula
   Title: Authorized Signatory

by
   /s/ Patricia W. Wilson
   ----------------------------------
   Name:  Patricia W. Wilson
   Title: Authorized Signatory

AMMC CDO I, LIMITED
By: American Money Management Corp.,
as Collateral Manager
by
   /s/ David P. Meyer
   ----------------------------------
   Name:  David P. Meyer
   Title: Vice President

ARCHIMEDES FUNDING II, LTD.
By: ING Capital Adviosrs LLC,
as Collateral Manager
by
   /s/ Steven Gorski
   ----------------------------------
   Name:  Steven Gorski
   Title: Vice President & Senior Credit Analyst

Alliance Capital Management L.P., as
Manager of behalf of ALLIANCE CAPITAL
FUNDING, L.L.C. as Assignee
By:
   /s/ Kenneth G. Ostmann
   ----------------------------------
   Name:  Kenneth G. Ostmann
   Title: Vice President


Monument Capital Ltd., as Assignee
by:  Alliance Capital Management L.P., as
Investment Manager
By:  Alliance Capital Management Corporation,
as General Partner
By:
   /s/ Kenneth G. Ostmann
   ----------------------------------
   Name:  Kenneth G. Ostmann
   Title: Vice President


New Alliance Global CDO, Limited
By: Alliance Capital Management, L.P.,
as Sub-Advisor
By: Alliance Capital Management Corporation,
as General Partner
By:
   /s/ Kenneth G. Ostmann
   ----------------------------------
   Name:  Kenneth G. Ostmann
   Title: Vice President

ARCHIMEDES FUNDING III, LTD.

BY: ING Capital Advisors LLC
    as Collateral Manager

BY: /c/ Steven Gorski
    ----------------------------------
    Name:  Steven Gorski
    Title: Vice President &
    Senior Credit Analyst


SEQUILS-ING I (HBDGM), LTD.

BY: ING Capital Advisors LLC
    as Collateral Manager

BY: /c/ Steven Gorski
    ----------------------------------
    Name:  Steven Gorski
    Title: Vice President &
    Senior Credit Analyst

THE BANK OF NEW YORK
by
    /c/ John-Paul Marrotta
    ----------------------------------
    Name: John-Paul Marrotta
    Title: Vice President


THE BANK OF NOVA SCOTIA
by
    /c/ F.C.A. Ashby
    ----------------------------------
    Name:  F.C.A. Ashby
    Title: Senior Manager Loan Operations

BANK ONE, N.A. (MAIN OFFICE CHICAGO)
by
    /c/ Christopher C. Cavaigni
    ----------------------------------
    Name:  Christopher C. Cavaigni
    Title: Vice President


CAPTIVA FINANCE LTD.
by
    /c/ David Dyer
    ----------------------------------
    Name:  David Dyer
    Title: Director

CHARTER VIEW PORTFOLIO
By:  INVESCO Senior Secured Management, Inc.
as Investment Advisor
by
    /c/ Gregory Stoeckle
    ----------------------------------
    Name:  Gregory Stoeckle
    Title: Authorized Signatory

Triton CDO IV, Limited
By:  INVESCO Senior Secured Management, Inc.
as Investment Advisor
by
    /c/ Gregory Stoeckle
    ----------------------------------
    Name:  Gregory Stoeckle
    Title: Authorized Signatory


THE CIT GROUP/EQUIPMENT FINANCING, INC.
by
    /c/ Katie J. Saunders
    ----------------------------------
    Name:  Katie J. Saunders
    Title: Sr. Credit Analyst


Citicorp Life Insurance Company
by
    /c/ A. William Carnduff
    ----------------------------------
    Name:  A. William Carnduff
    Title: Second Vice President


Credit Suisse First Boston
by
    /c/ Kristin Lepri
    ----------------------------------
    Name:  Kristin Lepri
    Title: Assistant Vice President

by
    /c/ Jay Chall
    ----------------------------------
    Name:  Jay Chall
    Title: Director

DIAMOND LEASE (U.S.A.), INC.
by
    /c/ Jeffrey H. Fishman
    ----------------------------------
    Name:  Jeffrey H. Fishman
    Title: VP, Credit Administration


EATON VANCE CDO III, LTD.
By: Eaton Vance Management as Investment Advisor
by
    /c/ Payson F. Swaffield
    ----------------------------------
    Name:  Payson F. Swaffield
    Title: Vice President


EATON VANCE INSTITUTIONAL SENIOR
LOAN FUND
By: Eaton Vance Management as Investment Advisor
by
    /c/ Payson F. Swaffield
    ----------------------------------
    Name:  Payson F. Swaffield
    Title: Vice President


EATON VANCE SENIOR INCOME TRUST
By: Eaton Vance Management as Investment Advisor
by
    /c/ Payson F. Swaffield
    ----------------------------------
    Name:  Payson F. Swaffield
    Title: Vice President


EATON VANCE CDO IV, LTD.
By: Eaton Vance Management as Investment Advisor
by
    /c/ Scott H. Page
    ----------------------------------
    Name:  Scott H. Page
    Title: Vice President

ELC (Cayman) LTD.
by
    /c/ Russel D. Morrison
    ----------------------------------
    Name:  Russel D. Morrison
    Title: Vice President


ELC (Cayman) LTD. 1999-III
by
    /c/ Russel D. Morrison
    ----------------------------------
    Name:  Russel D. Morrison
    Title: Vice President


Fidelity Advisor Series II:
Fidelity Advisor Floating Rate High Income Fund
by
    /c/ John H. Costello
    ----------------------------------
    Name:  John H. Costello
    Title: Assistant Treasurer


Variable Insurance Products Fund II:
Asset Manager Portfolio
by
    /c/ John H. Costello
    ----------------------------------
    Name:  John H. Costello
    Title: Assistant Treasurer


Firstar Bank, N.A.
by
    /c/ Bruce A. Easterly
    ----------------------------------
    Name:  Bruce A. Easterly
    Title: Vice President

First Citicorp Life Insurance Company
by
    /c/ A. William Carnduff
    ----------------------------------
    Name:  A. William Carnduff
    Title: Second Vice President


FIRST UNION NATIONAL BANK
by
    /c/ A. Timothy Morrison
    ----------------------------------
    Name:  Timothy Morrison
    Title: Assistant Vice President


Fleet National Bank
by
    /c/ A. Michael J. Blake
    ----------------------------------
    Name:  Michael J. Blake
    Title: Managing Director


Franklin CLO I, Limited
by
    /c/ Chauncey Lufkin
    ----------------------------------
    Name:  Chauncey Lufkin
    Title: Vice President


Franklin Floating Rate CLO I
by
    /c/ Richard D'Addario
    ----------------------------------
    Name:  Richard D'Addario
    Title: Vice President


Franklin Floating Rate Master Series
by
    /c/ Richard D'Addario
    ----------------------------------
    Name:  Richard D'Addario
    Title: Vice President


Franklin Floating Rate Master Series
by
    /c/ Chauncey Lufkin
    ----------------------------------
    Name:  Chauncey Lufkin
    Title: Vice President

Franklin Floating Rate Trust
by
    /c/ Richard D'Addario
    ----------------------------------
    Name:  Richard D'Addario
    Title: Vice President


THE FUJI BANK, LIMITED
by
    /c/ Peter L. Chinnici
    ----------------------------------
    Name:  Peter L. Chinnici
    Title: Senior Vice President & Group Head


General Electric Capital Corp.
by
    /c/ R.T. Sturgeon
    ----------------------------------
    Name:  R.T. Sturgeon
    Title: Manager-Operations


Grayson & CO
By: Boston Management and Research
as Investment Advisor
by
    /c/ Payson F. Swaffield
    ----------------------------------
    Name:  Payson F. Swaffield
    Title: Vice President


Grayston CLO
by
    /c/ Signature Unrecognizable
    ----------------------------------
    Name:  Signature Unrecognizable
    Title: Authorized Representative

HARRIS TRUST AND SAVINGS BANK
by
    /c/ Bonnica A. Ogden
    ----------------------------------
    Name:  Bonnica A. Ogden
    Title: Vice President


INTERNATIONAL COMMERCIAL BANK
OF CHINA CHICAGO BRANCH,
by
    /c/ Chia-Jang Liu
    ----------------------------------
    Name:  Chia-Jang Liu
    Title: VP & General Manager


INVESCO CBO 2000-I LTD.
By: INVESCO Senior Secured Management, Inc.
    as Portfolio Manager
by
    /c/ Gregory Stoeckle
    ----------------------------------
    Name:  Chia-Jang Liu
    Title: Authorized Signatory


KEMPER FLOATING RATE FUND
by
    /c/ Kelly Babson
    ----------------------------------
    Name:  Kelly Babson
    Title: Managing Director


KZH CNC LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH CYPRESS TREE-1 LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH LANGDALE LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent

KZH RIVERSIDE LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH SHOSHONE LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH SOLEIL-2 LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH STERLING LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent


KZH WATERSIDE LLC
by
    /c/ Susan Lee
    ----------------------------------
    Name:  Susan Lee
    Title: Authorized Agent



LASALLE BANK NATIONAL ASSOCIATION
by
    /c/ Robert W. Hart
    ----------------------------------
    Name:  Robert W. Hart
    Title: First Vice President

LIBERTY-STEIN ROE ADVISOR FLOATING
RATE ADVANTAGE FUND
By: Stein Roe & Farnham Incorporated,
as Advisor
by
    /c/ Brian J. Murphy
    ----------------------------------
    Name:  Brian J. Murphy
    Title: Vice President


Longhorn CD) (Cayman) LTD
By: Merrill Lynch Investment Advisors, L.P.
as Investent Advisor
by
    /c/ Anthony Heyman
    ----------------------------------
    Name:  Anthony Heyman
    Title: Authorized Signatory


MAPLEWOOD (CAYMAN) LIMITED
By: Massachusetts Mutual Life Insurance Company,
as Investment Manager
by
    /c/ Mary Ann McCarthy
    ----------------------------------
    Name:  Mary Ann McCarthy
    Title: Managing Director


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
by
    /c/ Mary Ann McCarthy
    ----------------------------------
    Name:  Mary Ann McCarthy
    Title: Managing Director


Master Senior Floating Rate Trust
by
    /c/ Anthony Heyman
    ----------------------------------
    Name:  Anthony Heyman
    Title: Authorized Signatory


Merrill Lynch Senior Floating Rate Fund, Inc.
by
    /c/ Anthony Heyman
    ----------------------------------
    Name:  Anthony Heyman
    Title: Authorized Signatory

METROPOLITAN LIFE INSURANCE COMPANY
by
    /c/ James R. Dingher
    ----------------------------------
    Name:  James R. Dingher
    Title: Director


ML CLO XV PILGRAM AMERICA (CAYMAN)Ltd.
By: ING Pilgrim Investments, Inc.
    as it's investment manager
by
    /c/ Signature Urecognizable
    ----------------------------------
    Name:  Signature Urecognizable
    Title: Authorized Signatory



MOUNTAIN CAPITAL CLO I, LTD.
by
    /c/ Darren P. Riley
    ----------------------------------
    Name:  Darren P. Riley
    Title: Director


MOUNTAIN CAPITAL CLO II, LTD.
by
    /c/ Darren P. Riley
    ----------------------------------
    Name:  Darren P. Riley
    Title: Director


New York Life Insurance and Annuity Corporation
By: New York Life Investment Management LLC,
    its Investment Managemer
by
    /c/ F. David Melka
    ----------------------------------
    Name:  F. David Melka
    Title: Seconc Vice President



New York Life Insurance Company
by
    /c/ F. David Melka
    ----------------------------------
    Name:  F. David Melka
    Title: Seconc Vice President

NORTH AMERICAN SENIOR FLOATING RATE FUND
By: CypressTree Investment Management
Company, Inc. as Porfolio Manager
by
    /c/ Jeffrey W. Heuer
    ----------------------------------
    Name:  Jeffrey W. Heuer
    Title: Principal


CYPRESSTREE SENIOR FLOATING RATE FUND
By: CypressTree Investment Management
Company, Inc. as Porfolio Manager
by
    /c/ Jeffrey W. Heuer
    ----------------------------------
    Name:  Jeffrey W. Heuer
    Title: Principal


CYPRESSTREE INVESTMENT PARTNERS II, LTD
By: CypressTree Investment Management
Company, Inc. as Porfolio Manager
by
    /c/ Jeffrey W. Heuer
    ----------------------------------
    Name:  Jeffrey W. Heuer
    Title: Principal


NUVEEN FLOATING RATE FUND
By: Nuveen Senior Loan Asset Management Inc.
by
    /c/ Lisa M. Mincheski
    ----------------------------------
    Name:  Lisa M. Mincheski
    Title: Managing Director


NUVEEN SENIOR INCOME FUND
By: Nuveen Senior Loan Asset Management Inc.
by
    /c/ Lisa M. Mincheski
    ----------------------------------
    Name:  Lisa M. Mincheski
    Title: Managing Director


PRINCIPAL LIFE INSURANCE COMPANY
By: Principal Capital Management, LLC a
Delaware Limited Liability company, its
authorized signatory
by
    /c/ Jon C. Heiny
    ----------------------------------
    Name:  Jon C. Heiny
    Title: Counsel

by
    /c/ Debra Svoboda EPP
    ----------------------------------
    Name:  Debra Svoboda EPP
    Title: Counsel

OCTAGON INVESTMENT PARTNERS II, LLC
By: Octagon Credit Investors, LLC
    as Sub-Investment Manager
by
    /c/ Michael B. Nechamkin
    ----------------------------------
    Name:  Michael B. Nechamkin
    Title: Portofolio Manager


OCTAGON INVESTMENT PARTNERS III, LLC
By: Octagon Credit Investors, LLC
    as Sub-Investment Manager
by
    /c/ Michael B. Nechamkin
    ----------------------------------
    Name:  Michael B. Nechamkin
    Title: Portofolio Manager


The Phoenix Insurance Company
by
    /c/ A. William Carnduff
    ----------------------------------
    Name:  A. William Carnduff
    Title: Second Vice President


PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
By: CPF Asset Advisory, LLC as Investment Manager
by
    /c/ Timothy L. Harrod
    ----------------------------------
    Name:  Timothy L. Harrod
    Title: Director

by
    /c/ Steven Simons
    ----------------------------------
    Name:  Steven Simons
    Title: Associate Director


SEABOARD CLO 2000 LTD.
by
    /c/ Sheppard H.C. Davis, Jr.
    ----------------------------------
    Name:  Sheppard H.C. Davis, Jr.
    Title: DEO of Seaboard & Co.
    Its Collateral Manager

SEQUILS-Cumberland I, LTD.
By: Deerfield Capital Management, L.L.C.
as its Collateral Manager
by
    /c/ Dale R. Burrow
    ----------------------------------
    Name:  Dale R. Burrow
    Title: Senior Vice President



SEQUILS PILGRIM - 1 LTD.
By: ING Pilgrim Investments Inc.
    as its investment manager
by
    /c/ Signature Unrecognizable
    ----------------------------------
    Name:  Signature Unrecognizable
    Title: Authorized Signatory


SENIOR DEBT PORTFOLIO
By: Boston Managment and Research, as
Investment Advisor
by
    /c/ Payson F. Swaffield
    ----------------------------------
    Name:  Payson F. Swaffield
    Title: Vice President


SIMSBURY CLO, LIMITED
By: Massachusetts Mutual Life Insurance
Company, as Collateral Manager
by
    /c/ Mary Ann McCarthy
    ----------------------------------
    Name:  Mary Ann McCarthy
    Title: Magaging Director


STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY
by
    /c/ Brian J. Murphy
    ----------------------------------
    Name:  Brian J. Murphy
    Title: Vice President


STRATEGIC MANGAGED LOAN PORTFOLIO
by
    /c/ Martin Davey
    ----------------------------------
    Name:  Martin Davey
    Title: Vice President


TEXTRON FINANCIAL CORPORATION
by
    /c/ Matthew J. Colgan
    ----------------------------------
    Name:  Matthew J. Colgan
    Title: Director

TORONTO DOMINION (NEW YORK), INC.
by
    /c/ Stacey Malek
    ----------------------------------
    Name:  Stacey Malek
    Title: Vice President


Travelers Corporate Loan Fund, Inc.
By: Traverers Asset Management
International Company, LLC
by
    /c/ A. William Carnduff
    ----------------------------------
    Name:  A. William Carnduff
    Title: Second Vice President


Travelers Indemnity Company
by
    /c/ A. William Carnduff
    ----------------------------------
    Name:  A. William Carnduff
    Title: Second Vice President



Travelers Insurance Company
by
    /c/ A. William Carnduff
    ----------------------------------
    Name:  A. William Carnduff
    Title: Second Vice President


Travelers Life and Annuity Company
by
    /c/ A. William Carnduff
    ----------------------------------
    Name:  A. William Carnduff
    Title: Second Vice President


UMB Bank, n.a.
by
    /c/ Terry Dierks
    ----------------------------------
    Name:  Terry Dierks
    Title: Senior Vice President

VAN KAMPEN CLO I, LIMITED,
By: Van Kampen Management, Inc. as Collateral Manager
by
    /c/ Darvin D. Pierce
    ----------------------------------
    Name:  Darvin D. Pierce
    Title: Principal


VAN KAMPEN CLO II, LIMITED,
By: Van Kampen Management, Inc. as Collateral Manager
by
    /c/ Darvin D. Pierce
    ----------------------------------
    Name:  Darvin D. Pierce
    Title: Principal


VAN KAMPEN SENIOR INCOME TRUST
By: Van Kampen Investment Advisory Group
by
    /c/ Darvin D. Pierce
    ----------------------------------
    Name:  Darvin D. Pierce
    Title: Principal